U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): April 2, 2003



                  ENVIRONMENTAL REMEDIATION HOLDING CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Colorado
                         -------------------------------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

            000-17325                                  88-0218499
            ---------                                  ----------
    (Commission File Number)                (I.R.S. Employer Identification No.)


             5444 Westheimer Road, Suite 1570, Houston, Texas 77056
          -----------------------------------------------------------
          (Address of principal executive offices including zip code)


                                 (713) 626-4700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (c)   Exhibits

         Exhibit 10.1 Option Agreement dated April 2, 2003, by and between Environmental Remediation Holding Corporation and the Democratic Republic of Sao Tome and Principe

         Exhibit 10.2 Administration Agreement dated April 7, 2003, by and between Environmental Remediation Holding Corporation and The Nigeria - Sao Tome and Principe Joint Development Authority

         Exhibit 99.1    Press Release dated April 10, 2003

         Exhibit 99.2    Press Release dated April 15, 2003


ITEM 9.  REGULATION FD DISCLOSURE

         See Exhibit 99.1 and 99.2


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ENVIRONMENTAL REMEDIATION HOLDING CORPORATION




                             By:
                                ------------------------------------------
                                Chude Mba, President



DATE:    April 15, 2003


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                                INDEX OF EXHIBITS

Exhibit Number             Description of Exhibit
--------------             ----------------------
      Exhibit 10.1 Option Agreement dated April 2, 2003, by and between Environmental Remediation Holding Corporation and the Democratic Republic of Sao Tome and Principe

      Exhibit 10.2 Administration Agreement dated April 7, 2003, by and between Environmental Remediation Holding Corporation and The Nigeria - Sao Tome and Principe Joint Development Authority

      Exhibit 99.1      Press Release dated April 10, 2003

      Exhibit 99.2      Press Release dated April 15, 2003